UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     AUGUST 1, 1997




                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




      PENNSYLVANIA                     1-3551                   25-0464690
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)               File Number)            Identification No.)




420 BOULEVARD OF THE ALLIES, PITTSBURGH, PENNSYLVANIA                 15219
       (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (412) 261-3000


                                      NONE
             (Former name or former address, if changed since last report)

ITEM 5.  Other Events

         A. Mark Abramovic,  senior vice president and chief  financial  officer
         (CFO) of the registrant, Equitable Resources, Inc. (ERI), has accepted a similar position at a New Jersey integrated energy company and will resign his current position at ERI, effective August 29, 1997.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

   (c) A press release announcing ERI's Chief Financial Officer, A. Mark Abramovic, resigning effective August 29, 1997, is filed as Exhibit 99 to this report.




                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                               EQUITABLE RESOURCES, INC.
                                                     (Registrant)


                                   By          /s/ A. Mark Abramovic
                                                   A. Mark Abramovic
                                               Senior Vice President and
                                                Chief Financial Officer


     August 1, 1997

                                  EXHIBIT INDEX



Exhibit No.          Department Description                 Sequential Page No.

     99        Press release announcing the resignation             4
               of ERI's Chief Financial Officer and Senior
               Vice President, A. Mark Abramovic